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                                                                    EXHIBIT 99.1


                      [LETTERHEAD OF COOPERS & LYBRAND]



February 9, 1998


Mr. F.L. Kirby
The Balanced Opportunity Fund Limited Partnership
C/O Rodman & Renshaw, Inc.
233 South Wacker Drive
Suite 4500
Chicago, IL 60606

Dear Mr. Kirby:

This is to confirm that the client-auditor relationship between The Balanced Opportunity Fund Limited Partnership (Commission File Number 2-73692) and Coopers & Lybrand L.L.P. has ceased.

Very truly yours,


/s/ Coopers & Lybrand L.L.P.

Coopers & Lybrand L.L.P.


cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 11-3
     450 Fifth Street, N.W.
     Washington, D.C.  20549